                                                                    Exhibit 99.2

CONTACT:
Media Relations                                               Investor Relations
Diana Cartwright                                              Jenifer Kirtland
Maxtor Corporation                                            Maxtor Corporation
408-894-5951                                                  408-324-7056



              MAXTOR CORPORATION REPORTS STRONG FOURTH QUARTER 2003
                                FINANCIAL RESULTS

         COMPANY ACHIEVES RECORD UNIT SHIPMENTS, REVENUE AND NET INCOME

MILPITAS, Calif., January 21, 2004 -- Maxtor Corporation (NYSE: MXO) today announced its financial results for the fourth quarter ended December 27, 2003. Revenue for the quarter was $1.171 billion. The Company reported net income on a GAAP basis of $38.8 million, or $0.15 per diluted share. Included in GAAP net income was a charge of $23.6 million for the amortization of intangible assets and $0.2 million in stock-based compensation expense. GAAP net income also included income from discontinued operations of $2.2 million, or $0.01 per diluted share. On a non-GAAP basis, excluding these charges, Maxtor reported income from continuing operations of $60.4 million, or $0.24 per diluted share. In the fourth quarter of 2002, revenue was $1.038 billion. Net income on a GAAP basis was $3.6 million, or $0.01 per diluted share. The GAAP net income in the fourth quarter of 2002 included a charge for the amortization of intangible assets, stock-based compensation expense and severance expense related to a reduction in force, totaling $33.7 million. On a non-GAAP basis, excluding these charges, net income in the fourth quarter of 2002 was $37.3 million, or $0.15 per diluted share.

         "We are very pleased with Maxtor's fourth quarter financial results," said Paul Tufano, president and chief executive officer. "During the quarter, the Company achieved record quarterly unit shipments, revenue and net income. We shipped 15.8 million hard disk drives, reflecting good demand for desktop PCs and Intel-based servers, as well as emerging applications including consumer electronics and midline and nearline enterprise storage."

         Desktop drive shipments in the fourth quarter totaled 14.9 million. During the quarter, Maxtor added two major consumer electronics OEM customers and shipped 1,641,000 drives to CE OEMs. Shipments of SCSI drives increased in the fourth quarter to 854,000 compared with 709,000 in the third quarter of 2003.

         "Looking ahead, we believe that 2004 will be a year of significant opportunity for the hard drive industry and for Maxtor," continued Mr. Tufano. "Demand in our core desktop and server markets remains strong. There is growing momentum for the use of hard drives in emerging applications where Maxtor has a leadership position. We are committed to improving our operating leverage throughout the year, by focusing on manufacturing efficiencies, leveraging our scale with the supply chain, and maintaining good control over expenses."

FISCAL YEAR 2003 FINANCIAL RESULTS

         For the fiscal year 2003, revenue was $4.086 billion. Net income on a GAAP basis was $102.3 million, or $0.41 per diluted share. Included in the GAAP net income was a charge of $85.3 million for the amortization of intangible assets and $0.8 million in stock-based compensation expense. GAAP net income also included income from discontinued operations of $2.2 million, or $0.01 per diluted share. On a non-GAAP basis, excluding these charges, income from continuing operations was $186.2 million, or $0.74 per diluted share. In 2002, Maxtor reported revenue of $3.780 billion and a net loss on a GAAP basis of $334.1 million, or $(1.40) per share. The GAAP loss included charges for the amortization of intangible assets, restructuring, stock-based compensation expense and severance, totaling $112.5 million. There was also a loss from discontinued operations of $73.5 million, or $(0.31). On a non-GAAP basis, excluding these charges, the loss from continuing operations in 2002 was $149.6 million, or $(0.63) per share.

ABOUT MAXTOR

Maxtor Corporation (www.maxtor.com) is one of the world's leading suppliers of information storage solutions. The Company has an expansive line of storage products for desktop computers, near-line storage, high-performance Intel-based servers, and consumer electronics. Maxtor has a reputation as a proven market leader built by consistently providing high-quality products and service and support for its customers. Maxtor and its products can be found at www.maxtor.com or by calling toll-free (800) 2-MAXTOR. Maxtor is traded on the NYSE under the MXO symbol.

This release contains forward-looking statements relating to the demand for hard disk drives and Maxtor's ability to capitalize on its opportunities. These statements are based on current expectations and are subject to risks and uncertainties which could materially affect the company's results, including, but not limited to, market demand for hard disk drives, qualification of the company's products, market acceptance of the company's products, the company's ability to execute future development and production ramps and utilize manufacturing assets efficiently, changes in product and customer mix, the availability of components, pricing trends, actions by competitors, international security and political stability, and general economic and industry conditions. These and other risk factors are contained in periodic reports filed with the SEC, including, but not limited to, the Form 10-K for fiscal 2002 and recent 10-Qs. Maxtor is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

CONFERENCE CALL

Maxtor has scheduled a conference call for analysts and investors today January 21, 2004, at 2:30 p.m. PT to discuss the fourth quarter 2003 results and to provide an outlook on the first quarter of 2004. Financial information to be discussed on the call will be available on the Company's website immediately prior to the commencement of the call. Additional information, including the reconciliation of the GAAP financial measures to the comparable non-GAAP financial measures discussed on the call are also posted on the Company's website in the Investor Relations section under Financial Trends. The dial-in number for the live call is (866) 215-1938. The call will be webcast on the company's site at www.maxtor.com. There will be a replay available shortly following the call through January 28, 2004. The dial-in number for the replay is (800) 252-6030, access code: 21031594.

                               MAXTOR CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                                 Three months ended                    Twelve months ended
                                                                 ------------------                    -------------------
                                                           December 27,       December 28,        December 27,        December 28,
                                                               2003               2002                2003                2002
                                                               ----               ----                ----                ----
Net revenues                                             $   1,171,120       $   1,038,348       $   4,086,443       $   3,779,514

Cost of revenues                                               973,950             871,618           3,385,755           3,382,099
                                                         -------------       -------------       -------------       -------------
Gross profit                                                   197,170             166,730             700,688             397,415

Operating expenses:
  Research and development                                      94,999              99,809             354,050             401,014
  Selling, general and administrative                           34,918              37,062             131,692             148,486
  Amortization of intangible assets                             23,602              20,562              85,288              82,248
  Restructuring charge                                              --                  --                  --               9,495
                                                         -------------       -------------       -------------       -------------
     Total operating expenses                                  153,519             157,433             571,030             641,243
                                                         -------------       -------------       -------------       -------------

Income (loss) from continuing operations                        43,651               9,297             129,658            (243,828)

Interest expense                                                (7,891)             (6,704)            (30,604)            (26,945)
Interest and other income                                        1,407               1,704               5,390              10,053
Other gain (loss)                                                   20                 129                (843)              2,329
                                                         -------------       -------------       -------------       -------------
Income (loss) from continuing operations before
  income taxes                                                  37,187               4,426             103,601            (258,391)
Provision for income taxes                                         581                 842               3,504               2,175
                                                         -------------       -------------       -------------       -------------
Income (loss) from continuing operations                        36,606               3,584             100,097            (260,566)
Income (loss) from discontinued operations                       2,211                  --               2,211             (73,501)
                                                         -------------       -------------       -------------       -------------
Net income (loss)                                        $      38,817       $       3,584       $     102,308       $    (334,067)
                                                         =============       =============       =============       =============

Net income (loss) per share - basic
Continuing operations                                    $        0.15       $        0.01       $        0.41       $       (1.09)
Discontinued operations                                  $        0.01       $           -       $        0.01       $       (0.31)
                                                         -------------       -------------       -------------       -------------
Total                                                    $        0.16       $        0.01       $        0.42       $       (1.40)
                                                         =============       =============       =============       =============
Net income (loss) per share - diluted
Continuing operations                                    $        0.14       $        0.01       $        0.40       $       (1.09)
Discontinued operations                                  $        0.01       $           -       $        0.01       $       (0.31)
                                                         -------------       -------------       -------------       -------------
Total                                                    $        0.15       $        0.01       $        0.41       $       (1.40)
                                                         =============       =============       =============       =============
Shares used in per share calculation
     -basic                                                245,439,935         241,344,157         243,022,694         239,474,179
     -diluted                                              256,714,105         243,166,368         251,135,683         239,474,179

                               MAXTOR CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)

                                                                            December 27,     December 28,
                                                                                2003            2002
                                                                                ----            ----
ASSETS

Current assets:
     Cash and cash equivalents                                               $  530,816      $  306,444
     Restricted cash                                                             37,154          56,747
     Marketable securities                                                       44,543          87,507
     Restricted marketable securities                                            42,337              --
     Accounts receivable, net                                                   578,907         363,664
     Inventories                                                                218,011         175,545
     Prepaid expenses and other                                                  38,301          33,438
                                                                             ----------      ----------
          Total current assets                                                1,490,069       1,023,345

Property, plant and equipment, net                                              342,679         364,842
Goodwill and other intangible assets, net                                       875,570         960,849
Other assets                                                                     13,908          11,798
                                                                             ----------      ----------
          Total assets                                                       $2,722,226      $2,360,834
                                                                             ==========      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Short-term borrowings, including current portion of long-term debt      $   77,037      $   41,042
     Accounts payable                                                           721,531         642,206
     Accrued and other liabilities                                              463,278         471,750
     Liabilities of discontinued operations                                       1,487          11,646
                                                                             ----------      ----------
          Total current liabilities                                           1,263,333       1,166,644

Deferred taxes                                                                  196,455         196,455
Long-term debt                                                                  355,809         206,343
Other liabilities                                                               186,485         199,071
                                                                             ----------      ----------
          Total liabilities                                                   2,002,082       1,768,513
Total stockholders' equity                                                      720,144         592,321
                                                                             ----------      ----------
          Total liabilities and stockholders' equity                         $2,722,226      $2,360,834
                                                                             ==========      ==========

                               MAXTOR CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                      Three months ended                          Three months ended
                                         ------------------------------------------   --------------------------------------------
                                              GAAP                      Non - GAAP       GAAP                          Non - GAAP
                                          December 27,   Non - GAAP     December 27,  December 28,    Non - GAAP       December 28,
                                              2003       Adjustments       2003           2002        Adjustments         2002
                                              ----       -----------       ----           ----        -----------         ----
Net revenues                             $ 1,171,120    $     --       $ 1,171,120    $ 1,038,348    $     --          $ 1,038,348

Cost of revenues                             973,950         (12)(1)       973,938        871,618      (1,341)(2)(3)       870,277
                                         -----------    --------       -----------    -----------    --------          -----------
Gross profit                                 197,170          12           197,182        166,730       1,341              168,071

Operating expenses:
   Research and development                   94,999        (105)(1)        94,894         99,809      (9,356)(2)(3)        90,453
   Selling, general and administrative        34,918         (38)(1)        34,880         37,062      (2,436)(2)(3)        34,626
   Amortization of intangible assets          23,602     (23,602)(4)            --         20,562     (20,562)(4)               --
                                         -----------    --------       -----------    -----------    --------          -----------
            Total operating expenses         153,519     (23,745)          129,774        157,433     (32,354)             125,079
                                         -----------    --------       -----------    -----------    --------          -----------

Income from operations                        43,651      23,757            67,408          9,297      33,695               42,992

Interest expense                              (7,891)         --            (7,891)        (6,704)         --               (6,704)
Interest and other income                      1,407          --             1,407          1,704          --                1,704
Other gain                                        20          --                20            129          --                  129
                                         -----------    --------       -----------    -----------    --------          -----------
Income from continuing operations
 before income taxes                          37,187      23,757            60,944          4,426      33,695               38,121
Provision for income taxes                       581          --               581            842          --                  842
                                         -----------    --------       -----------    -----------    --------          -----------
Income from continuing operations             36,606      23,757            60,363          3,584      33,695               37,279
Income from discontinued operations            2,211          --             2,211             --          --                   --
                                         -----------    --------       -----------    -----------    --------          -----------
Net income                               $    38,817    $ 23,757       $    62,574    $     3,584    $ 33,695          $    37,279
                                         ===========    ========       ===========    ===========    ========          ===========
Net income per share - basic
Continuing operations                    $      0.15                   $      0.25    $      0.01                      $      0.15
Discontinued operations                  $      0.01                   $      0.01    $        --                      $        --
                                         -----------                   -----------    -----------                      -----------
Total                                    $      0.16                   $      0.26    $      0.01                      $      0.15
                                         ===========                   ===========    ===========                      ===========
Net income per share - diluted
Continuing operations                    $      0.14                   $      0.24    $      0.01                      $      0.15
Discontinued operations                  $      0.01                   $      0.01    $        --                      $        --
                                         -----------                   -----------    -----------                      -----------
Total                                    $      0.15                   $      0.25    $      0.01                      $      0.15
                                         ===========                   ===========    ===========                      ===========
Shares used in per share calculation
            -basic                       245,439,935                   245,439,935    241,344,157                      241,344,157
            -diluted                     256,714,105                   256,714,105    243,166,368                      243,166,368

(1) Amounts reflect stock-based compensation related to the acquisition of the Quantum HDD business of $0.2 million.

(2) Amounts reflect stock based compensation related to the acquisition of the Quantum HDD business of $0.8 million.

(3)   Amounts reflect severance charges of $12.3 million.

(4)   Amounts reflect amortization of intangible assets.

                               MAXTOR CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                              Twelve months ended                           Twelve months ended
                                  ------------------------------------------   ---------------------------------------------
                                      GAAP                      Non - GAAP         GAAP                          Non - GAAP
                                  December 27,   Non - GAAP     December 27,    December 28,  Non - GAAP        December 28,
                                      2003       Adjustments        2003           2002       Adjustments           2002
                                      ----       -----------        ----           ----       -----------           ----
Net revenues                      $ 4,086,443    $     --       $ 4,086,443    $ 3,779,514    $      --          $ 3,779,514

Cost of revenues                    3,385,755         (69)(1)     3,385,686      3,382,099       (1,831)(2)(3)     3,380,268
                                  -----------    --------       -----------    -----------    ---------          -----------
Gross profit                          700,688          69           700,757        397,415        1,831              399,246

Operating expenses:
   Research and development           354,050        (556)(1)       353,494        401,014      (13,520)(2)(3)       387,494
   Selling, general and
      administrative                  131,692        (218)(1)       131,474        148,486       (3,905)(2)(3)       144,581
   Amortization of intangible
      assets                           85,288     (85,288)(4)            --         82,248      (82,248)(4)               --
   Restructuring charge                    --          --                --          9,495       (9,495)(5)               --
                                  -----------    --------       -----------    -----------    ---------          -----------
      Total operating expenses        571,030     (86,062)          484,968        641,243     (109,168)             532,075
                                  -----------    --------       -----------    -----------    ---------          -----------
Income (loss) from operations         129,658      86,131           215,789       (243,828)     110,999             (132,829)

Interest expense                      (30,604)         --           (30,604)       (26,945)          --              (26,945)
Interest and other income               5,390          --             5,390         10,053           --               10,053
Other gain (loss)                        (843)         --              (843)         2,329           --                2,329
                                  -----------    --------       -----------    -----------    ---------          -----------
Income (loss) from continuing
 operations before income taxes       103,601      86,131           189,732       (258,391)     110,999             (147,392)
Provision for income taxes              3,504          --             3,504          2,175           --                2,175
                                  -----------    --------       -----------    -----------    ---------          -----------
Income (loss) from
  continuing operations               100,097      86,131           186,228       (260,566)     110,999             (149,567)
Income (loss) from
  discontinued operations               2,211          --             2,211        (73,501)       1,536(6)           (71,965)
                                  -----------    --------       -----------    -----------    ---------          -----------
Net income (loss)                 $   102,308    $ 86,131       $   188,439    $  (334,067)   $ 112,535          $  (221,532)
                                  ===========    ========       ===========    ===========    =========          ===========
Net income (loss) per
  share - basic
Continuing operations             $      0.41                   $      0.77    $     (1.09)                      $     (0.63)
Discontinued operations           $      0.01                   $      0.01    $     (0.31)                      $     (0.30)
                                  -----------                   -----------    -----------                       -----------
Total                             $      0.42                   $      0.78    $     (1.40)                      $     (0.93)
                                  ===========                   ===========    ===========                       ===========
Net income (loss) per
  share - diluted
Continuing operations             $      0.40                   $      0.74    $     (1.09)                      $     (0.63)
Discontinued operations           $      0.01                   $      0.01    $     (0.31)                      $     (0.30)
                                  -----------                   -----------    -----------                       -----------
Total                             $      0.41                   $      0.75    $     (1.40)                      $     (0.93)
                                  ===========                   ===========    ===========                       ===========
Shares used in per
  share calculation
      -basic                      243,022,694                   243,022,694      239,474,179                     239,474,179
      -diluted                    251,135,683                   251,135,683      239,474,179                     239,474,179

(1) Amounts reflect stock-based compensation related to the acquisition of the Quantum HDD business of $0.8 million.

(2) Amounts reflect stock based compensation related to the acquisition of the Quantum HDD business of $7.0 million.

(3)   Amounts reflect severance charges of $12.3 million.

(4)   Amounts reflect amortization of intangible assets.

(5)   Amount reflects restructuring charges of $9.5 million.

(6) Amount reflects amortization of intangible assets of $1.5 million from discontinued operations.